UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, 19th Floor

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder DTF Tax-Free Income 2028 Fund Inc. 10 South Wacker Drive, 19th Floor Chicago, Illinois 60606	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2025

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

DTF Tax-Free Income 2028 Term Fund Inc.
Semi-Annual Report
April 30, 2025

LETTER TO SHAREHOLDERS

JUNE 12, 2025
Dear Fellow Shareholders:
IMPORTANT INFORMATION ABOUT YOUR FUND
FUND DIVIDEND
As of April 30, 2025, DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) was paying a $0.39 per share annualized dividend and had a closing price of $11.19 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous six months.
On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change. Refer to the financial highlights section in this report for further information about the Fund’s distributions and its effect on net asset value.
BENCHMARK CHANGE
Reflective of the Fund’s remaining time horizon under its term structure, the Bloomberg U.S. Municipal Index is being replaced by the Bloomberg Municipal Bond 1 Year Index beginning with this report. The Bloomberg Municipal Bond 5 Year Index will remain as a second benchmark. The investment adviser believes the use of this index, together with the Bloomberg Municipal Bond 5 Year Index, will allow for a more meaningful basis for performance evaluation as the DTF Fund moves closer to its March 1, 2028 termination date.
THE CURRENT MUNICIPAL MARKET ENVIRONMENT
We begin our discussion of the DTF Fund for the six months ended April 30, 2025, with a review of the municipal market environment in which the Fund invests.
The fixed income markets from November 2024 to April 2025 can be best characterized by heightened volatility driven by policy shifts and global economic developments. Investors adapted by adjusting their portfolios to shorter duration and higher quality credits to navigate the evolving landscape.
On a relative basis, during the period, the Bloomberg U.S. Municipal Index, a broad-based measure of the municipal market (-0.78% ), underperformed all other fixed income classes; the Bloomberg Treasury Index (2.77%), the Bloomberg U.S. Aggregate Bond Index (2.57%), the Bloomberg U.S. Government/Credit Index (2.39%), and the Bloomberg Corporate Index (1.64%).  Municipal bond total return performance for the period was inversely correlated with maturity, with the Bloomberg Municipal Bond 1 Year Index providing the highest return (1.29%) and the Bloomberg Municipal Long Bond Index (22 years+) (-2.24%) producing the lowest return.  Buying activity in the front end of the curve remained solid and the 1–10-year part of the curve finished the period with positive returns. Meanwhile, an absence of buyers and an uncertain economic outlook caused underperformance of the long end.
Municipal supply continues to be robust. Through April 30, 2025, tax-exempt new issuance totaled $154 billion, more than 16% higher year over year and 45% higher than the trailing five-year average. Overall demand has been positive in 2025, as evidenced by inflows into the sector tracking around $6.7 billion through the end of April. Of particular note is that the majority of the inflows are into ETFs ($5.8 billion) rather than open end funds ($0.9 billion); when measured by credit quality, the flows appear more evenly distributed ($3.2 billion high yield vs. $3.5 billion investment grade).
The underlying credit picture for the municipal market remains broadly stable. As seen over the last several years, rating upgrades continued to exceed downgrades. However, the differential has decreased dramatically—at least for S&P. In the first quarter of 2025, S&P raised 228 municipal ratings and lowered 221, resulting in an upgrade-to-downgrade ratio of 1.03x. In fact, for several sectors, the number of ratings downgrades exceeded the number of upgrades, including higher education, healthcare, and water & sewer.
Credit risk premiums, which refer to the additional yield that investors expect to receive as compensation for buying lower- rated securities, were wider during the six-months ended April 30, 2025 for investment grade rated bonds (more so for BBB-rated bonds). In contrast, below investment grade rated credit risk premiums were unchanged.  Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that credits are not created equal and need to be analyzed with a longer-term horizon in mind. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.
LOOKING AHEAD
In our view, municipal bonds will likely remain attractive in 2025, driven in large part by investor demand. Absolute rates remain near decade highs, and credit fundamentals remain stable. Supply is likely to be sizeable, but investor demand should continue to keep the market in balance. Further, municipals continue to benefit from a lack of correlation to other asset classes, while defaults remain rare.
THE FUND
In managing the DTF Fund, we continue to emphasize our longstanding strategy of investing mostly in higher-quality, investment grade bonds. The portfolio is well distributed along the maturity and credit risk curves, with higher levels of “AA” rated bonds relative to the Bloomberg Municipal Bond 5 Year Index.
As of April 30, 2025, the Fund held more than 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors and states. The Fund is diversified across various revenue sectors and general obligation bonds. More than 73% of the Fund is invested in revenue bonds as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 28 states.
Maturity and duration are measures of the sensitivity of a fund’s portfolio to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically plus or minus 100 bps). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2025, the modified adjusted duration of the Fund’s portfolio was 3.1 years compared to 3.7 years for the Bloomberg Municipal 5 Year Index.
In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of total returns, including the DTF Fund’s. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return, as higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a fund. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while potentially limiting credit risk and volatility.
FUND PERFORMANCE
The following table compares the DTF Fund’s total return to the Bloomberg Municipal Bond 1 Year Index and Bloomberg Municipal 5 Year Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.
The fund’s exposure to bonds with maturities greater than 10 years was a detriment to performance while an overweight to AA-rated paper and an underweight to BBB-rated paper versus the benchmark were additive.
Total Return[1] For the period indicated through April 30, 2025
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	1.7%	7.0%	-0.1%	1.2%
Net Asset Value[3]	0.2%	1.7%	-1.2%	0.7%
Bloomberg Municipal Bond 1 Year Index[4]	1.2%	3.5%	1.5%	1.4%
Bloomberg Municipal Bond 5 Year Index[5]	0.4%	2.8%	1.2%	1.7%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 16 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]	The Bloomberg Municipal Bond 1 Year Index is the 1 year component of the Bloomberg U.S. Municipal Index. It is designed to measure the one-to-two-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.
[5]	The Bloomberg Municipal Bond 5 Year Index is the 5 year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.
BOARD OF DIRECTORS MEETINGS
At the regular March and June 2025 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	April 15	April 30	3.25	July 15	July 31
3.25	May 15	May 30	3.25	August 15	August 29
3.25	June 16	June 30	3.25	September 15	September 30
ABOUT YOUR FUND
The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.
PORTFOLIO MANAGEMENT TEAM
On May 16, 2025, Phillip Hooks, departed the firm. Dusty Self will continue as CIO and portfolio manager and will continue to be supported by senior analyst Angela Kukoda, and analyst Christopher Gonzales.  Please be assured that our commitment to the integrity and performance of your fund remains unchanged.
Dusty L. Self Vice President and Chief Investment Officer	David D. Grumhaus, Jr. President and Chief Executive Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2025
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
Municipal Bonds—97.8%
	■ Alabama—1.0%
750	Auburn University, Series B 5.000%, 6/1/33	$838
	■ Arizona—2.6%
1,000	Maricopa County Industrial Development Authority, Banner Health Revenue, 4.000%, 1/1/34	997
1,125	Salt River Project Agricultural Improvement & Power District, Series A 5.000%, 1/1/30	1,221
		2,218
	■ Arkansas—0.6%
505	City of Bentonville Sales & Use Tax Revenue, 5.000%, 11/1/26	519
	■ California—2.9%
330	California State Health Facilities Financing Authority, Providence St. Joseph Health Revenue, Series A 4.000%, 10/1/36	321
1,000	Inglewood Unified School District, General Obligation, Series B 5.000%, 8/1/28	1,057
1,000	State of California, General Obligation 5.000%, 8/1/28	1,061
		2,439
	■ Colorado—7.5%
1,000	Boulder Larimer & Weld Counties St. Vrain Valley School District RE1J, General Obligation, Series 1J (ST AID WITHHLDG) 5.000%, 12/15/34	1,129
1,000	City & County of Denver, Airport System Revenue, Series D (AMT) 5.500%, 11/15/30	1,100
Par Value	Description	Value
1,795	Public Authority For Colorado Energy, Natural Gas Purchase Revenue 6.250%, 11/15/28	$1,872
1,000	Regional Transportation District, COP 5.000%, 6/1/26	1,021
1,200	Regional Transportation District, Sales Tax Revenue, Series A 5.000%, 1/15/28	1,238
		6,360
	■ Connecticut—5.3%
390	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Revenue, Series D-2 (AMT) 3.000%, 5/15/33	344
1,415	Connecticut State Health & Educational Facilities Authority, Yale University Revenue, Series C-1 5.000%, 7/1/40 (Mandatory put 2/01/28)(1)	1,487
500	State of Connecticut, General Obligation, Series A 5.000%, 1/15/26	506
1,085	State of Connecticut, General Obligation, Series D 5.000%, 9/15/31	1,197
935	State of Connecticut, General Obligation, Series E 5.000%, 9/15/35	971
		4,505
	■ Florida—10.2%
2,000	Alachua County Housing Finance Authority, Harbor Cove Apartments Revenue 3.300%, 12/1/29 (Mandatory put 6/01/27)(1)	1,996
1,255	City of Gainesville Utilities System Revenue, Series A 5.000%, 10/1/32	1,299
2,035	County of Seminole, Sales Tax Revenue, Series B (NATL Insured) 5.250%, 10/1/31	2,215
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
1,020	Florida Atlantic University Finance Corp., Student Housing Project Revenue, Series A 5.000%, 7/1/25	$1,022
500	Marion County School Board COP, (AGM Insured) 5.000%, 6/1/27	518
1,080	Miami Beach Health Facilities Authority, 5.000%, 11/15/39	1,080
500	Miami Beach Redevelopment Agency, (AGM Insured) 5.000%, 2/1/40	503
		8,633
	■ Georgia—2.7%
1,260	Carroll City-County Hospital Authority, Tanner Medical Centre Project Revenue (CNTY GTD Insured) 5.000%, 7/1/33	1,406
500	State of Georgia, General Obligation, Series A-2 5.000%, 2/1/28	517
300	Upper Oconee Basin Water Authority, 5.000%, 7/1/29	323
		2,246
	■ Illinois—8.0%
500	City of Chicago, Multi-Family Housing Revenue, Paul G. Stewart Phases 1 & 2, Series F (GNMA FHA Insured) 4.900%, 3/20/44	468
250	City of Chicago, Water Revenue, Second Lien 5.000%, 11/1/30	254
665	City of Chicago, Water Revenue, Second Lien (AGM Insured) 5.250%, 11/1/32	689
250	City of Chicago, Water Revenue, Second Lien, Series 2017-2 (AGM Insured) 5.000%, 11/1/36	256
Par Value	Description	Value
1,405	County of Cook, Sales Tax Revenue, 5.000%, 11/15/32	$1,544
170	Illinois Finance Authority, Advocate Health Care Revenue 5.000%, 5/1/45 Prerefunded 5/1/25 @ 100(2)	170
1,000	State of Illinois, General Obligation 5.000%, 2/1/27	1,026
2,020	State of Illinois, General Obligation 5.500%, 1/1/29	2,147
160	State of Illinois, General Obligation, Series D 5.000%, 11/1/26	163
		6,717
	■ Kentucky—7.2%
530	Kenton County Airport Board, 5.000%, 1/1/27	536
1,265	Kentucky State Property & Building Commission, Series B (ST APPROP) 5.000%, 11/1/26	1,297
3,180	Kentucky Turnpike Authority, Revitalization Projects Revenue, Series B 5.000%, 7/1/26	3,255
1,000	Rural Water Financing Agency, Public Projects Construction Revenue, Series A 3.700%, 5/1/27	1,001
		6,089
	■ Louisiana—2.6%
2,000	State of Louisiana, General Obligation, Series C 5.000%, 12/1/29	2,154
	■ Maine—0.9%
725	Maine Health & Higher Educational Facilities Authority, Series A (ST INTERCEPT ST RES FD GTY) 5.000%, 7/1/33	725

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
	■ Massachusetts—2.2%
250	Massachusetts Bay Transportation Authority, Sales Tax Revenue, Series A 5.000%, 7/1/27	$261
1,500	Massachusetts Clean Water Trust 5.000%, 2/1/40	1,596
		1,857
	■ Michigan—2.8%
1,055	Great Lakes Water Authority Water Supply System Revenue, Senior Lien, Series C 5.000%, 7/1/28	1,075
540	Michigan State Building Authority, Facilities Program Lease Revenue, Series I 4.000%, 10/15/36	540
750	Wayne County Airport Authority Revenue, Series D 5.000%, 12/1/45	751
		2,366
	■ Minnesota—2.5%
200	Minnesota Housing Finance Agency, Series E (GNMA/FNMA/FHLMC Insured) 2.700%, 7/1/44	144
2,000	Minnesota Rural Water Finance Authority, Inc., 3.300%, 8/1/26	1,998
		2,142
	■ Nebraska—2.4%
1,925	City of Omaha, General Obligation 5.250%, 4/1/27	2,007
	■ New Jersey—4.6%
2,500	New Jersey Transportation Trust Fund Authority, Series A 5.000%, 6/15/33	2,738
Par Value	Description	Value
820	State of, New Jersey, General Obligation, Sales Tax Revenue 5.000%, 6/1/26	$837
295	State of, New Jersey, General Obligation, Sales Tax Revenue 4.000%, 6/1/31	307
		3,882
	■ New York—4.7%
500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series A-1 5.000%, 11/1/27	525
1,500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series G-1 5.000%, 5/1/40	1,611
750	New York State Dormitory Authority, Income Tax Revenue, Series A 5.000%, 3/15/28	789
500	New York State Dormitory Authority, Series A (AGM ST AID WITHHLDG Insured) 5.000%, 10/1/26	515
500	New York State Dormitory Authority, Series A (AGM ST AID WITHHLDG Insured) 5.000%, 10/1/36	542
		3,982
	■ North Carolina—0.7%
625	Raleigh Durham Airport Authority, Series A 5.000%, 5/1/26	626
	■ Oklahoma—5.5%
1,345	Creek County Educational Facilities Authority, Sapulpa Public Schools Project Revenue (BAM Insured) 5.000%, 9/1/25	1,351

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
2,000	Oklahoma Capitol Improvement Authority, Series A 5.000%, 7/1/26	$2,045
1,200	Oklahoma Water Resources Board, Clean Water Program Revenue 5.000%, 4/1/26	1,222
		4,618
	■ Oregon—1.2%
1,000	Oregon State Lottery, Series A 5.000%, 4/1/28	1,055
	■ Pennsylvania—2.1%
315	City of Pittsburgh, General Obligation 5.000%, 9/1/26	323
1,000	Commonwealth of Pennsylvania, General Obligation 5.000%, 8/15/28	1,059
375	County of York, General Obligation 5.000%, 6/1/31	413
		1,795
	■ Rhode Island—2.5%
400	Providence Public Building Authority, Capital Improvement Program Revenue, Series A (AGC Insured) 5.000%, 9/15/28	420
1,500	Rhode Island Commerce Corp., Department of Transportation, Series A 5.000%, 5/15/32	1,655
		2,075
	■ South Carolina—0.4%
350	South Carolina Public Service Authority, Series A 5.000%, 12/1/28	370
	■ Tennessee—3.7%
1,000	County of Shelby, General Obligation, Series A 5.000%, 4/1/27	1,036
Par Value	Description	Value
1,000	Memphis-Shelby County Airport Authority, Series D 5.000%, 7/1/26	$1,021
1,000	Metropolitan Government of Nashville & Davidson County Electric Revenue, Series B 5.000%, 5/15/28	1,059
		3,116
	■ Texas—8.6%
350	Arlington Higher Education Finance Corp., Trinity Basin Preparatory Revenue (PSF-GTD Insured) 5.000%, 8/15/26	358
1,000	Central Texas Turnpike System, Senior Lien, Series C 5.000%, 8/15/31	1,090
735	City of New Braunfels Utility System Revenue, 5.000%, 7/1/28	776
340	Fort Bend County Public Facility Corp., 5.000%, 3/1/26	345
1,250	Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue 5.000%, 10/1/52 (Mandatory put 4/01/28)(1)	1,298
1,505	North Texas Tollway Authority, Special Project System Revenue, Convertible Capital Appreciation Bonds, Series C, 7.000%, 9/1/43 Prerefunded 9/1/31 @ 100(2)	1,783
1,500	State of Texas, General Obligation 5.000%, 10/1/30	1,637
		7,287
	■ Washington—1.5%
1,260	Port of Seattle, Intermediate Lien, Series C (AMT) 5.000%, 5/1/32	1,277

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
($ reported in thousands)
Par Value	Description	Value
	■ Wisconsin—0.9%
495	Public Finance Authority Revenue 4.000%, 8/1/59 (Mandatory put 7/01/26)(1)	$494
250	Public Finance Authority, Waste Management, Inc. Project Revenue (AMT) 2.875%, 5/1/27	243
		737
Total Municipal Bonds (Cost $83,543)		82,635
Total Long-Term Investments—97.8% (Cost $83,543)		82,635
Short-Term Investment—1.2%
Municipal Bond—1.2%
	■ New Jersey—1.2%
1,000	Monmouth County Improvement Authority Governmental Pooled Loan Project Revenue (CNTY GTD Insured) 4.000%, 3/13/26	1,006
Total Short-Term Investment (Cost $1,010)		1,006

TOTAL INVESTMENTS—99.0% (Cost $84,553)		83,641
	Other assets less liabilities—1.0%	851
NET ASSETS—100.0%		$ 84,492
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
($ reported in thousands)

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Municipal Insured
CNTY GTD	County Guarantee Program
COP	Certificate of Participation
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guarantee Program
ST AID WITHHLDG	State Aid Withholding
ST APPROP	State Appropriation
ST INTERCEPT	State Intercept
ST RES FD GTY	State Resource Fund Guaranty

(1)	Variable or step coupon security; interest rate shown reflects the rate in effect at April 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2025:
Level 2
Municipal Bonds	$83,641
Total investments	$83,641
There were no Level 1 or Level 3 priced securities held at April 30, 2025 and there were no transfers into or out of Level 3 related to securities held at April 30, 2025.

Summary of Ratings as a Percentage of Long-Term Investments
Rating *	%
AAA	11.5
AA	45.6
A	30.1
BBB	1.6
BB	0.0
B	0.0
NR	11.2
100

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 11.2% of the portfolio at the end of the reporting period.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2025
(Unaudited)
Portfolio Composition as a Percentage of Long-Term Investments
%
General Obligation	24.6
Appropriation	9.0
Dedicated Tax	8.9
Water & Sewer	7.7
Leasing	7.2
Transportation	6.4
Healthcare	5.4
Airport	4.8
Higher Education	4.4
Special Tax	4.2
Other	17.4
100.0
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2025
(Unaudited)
(Reported in thousands except shares and per share amounts)
Assets
Investments at value (cost $84,553)	$ 83,641
Cash	1,841
Receivables
Interest	1,167
Prepaid expenses	17
Total assets	86,666
Liabilities
Payables
Investment securities purchased	2,083
Investment advisory fees (Note 3)	35
Administrative fees (Note 3)	9
Accrued expenses	47
Total liabilities	2,174
Net Assets	$ 84,492
CAPITAL:
Common stock ($0.01 par value; 599,996,750 shares authorized and 7,029,567 shares issued and outstanding)	$ 70
Additional paid-in capital	94,904
Total distributable earnings (accumulated losses)	(10,482)
Net Assets	$ 84,492

NET ASSET VALUE	$ 12.02
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2025
(Unaudited)
($ reported in thousands)
INVESTMENT INCOME:
Interest	$1,369
EXPENSES:
Investment advisory fees (Note 3)	212
Administrative fees (Note 3)	54
Professional fees	97
Reports to shareholders	30
Transfer agent fees	25
Custodian fees	14
Directors’ fees (Note 3)	5
Accounting agent fees	2
Other expenses	15
Total expenses	454
Net investment income (loss)	915
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(52)
Net change in unrealized appreciation / depreciation on investments	(685)
Net realized and unrealized gain (loss)	(737)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 178
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	For the six months ended April 30, 2025 (Unaudited)	For the year ended October 31, 2024
OPERATIONS:
Net investment income (loss)	$ 915	$ 2,116
Net realized gain (loss)	(52)	(523)
Net change in unrealized appreciation / depreciation	(685)	2,638
Net increase (decrease) in net assets applicable to common stock resulting from operations	178	4,231
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income and capital gains	(915) *	(2,116)
In excess of net investment income	(456) *	—
Return of capital	—	(626)
Decrease in net assets from distributions to stockholders	(1,371)	(2,742)
Total increase (decrease) in net assets	(1,193)	1,489
NET ASSETS:
Beginning of period	85,685	84,196
End of period	$84,492	$85,685

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2025 (Unaudited)	For the year ended October 31,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 12.19	$ 11.98	$ 11.93	$ 15.72	$ 15.79	$ 15.75
Net investment income (loss)	0.13	0.30	0.22	0.33	0.43	0.44
Net realized and unrealized gain (loss)	(0.10)	0.30	0.22	(3.57)	(0.01)	0.08
Net increase (decrease) from investment operations applicable to common stock	0.03	0.60	0.44	(3.24)	0.42	0.52
Distributions on common stock:
Net investment income	(0.13)	(0.30)	(0.30)	(0.39)	(0.49)	(0.48)
In excess of net investment income	(0.07)	—	—	—	—	—
Net realized gain	—	—	—	(0.16)	— (1)	— (1)
Return of capital	—	(0.09)	(0.09)	—	—	—
Total distributions	(0.20)	(0.39)	(0.39)	(0.55)	(0.49)	(0.48)
Net asset value, end of period	$ 12.02	$ 12.19	$ 11.98	$ 11.93	$ 15.72	$ 15.79
Per share market value, end of period	$ 11.19	$ 11.19	$ 10.51	$ 10.79	$ 14.26	$ 14.21
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.07%*	0.97%	2.72%	3.13%	2.37%	2.27%
Operating expenses, without leverage	1.07%*	0.97%	1.18%	1.32%	1.46%	1.17%
Net investment income	2.16%*	2.46%	1.79%	2.39%	2.57%	2.83%
SUPPLEMENTAL DATA:
Total return on market value(2)	1.73%	10.30%	0.91%	(21.04)%	3.62%	3.62%
Total return on net asset value(2)	0.20%	5.03%	3.62%	(21.10)%	2.54%	3.39%
Portfolio turnover rate	24%	59%	27%	7%	10%	13%

Net assets applicable to common stock, end of period (000’s omitted)	$84,492	$85,685	$84,196	$ 83,859	$110,483	$134,501
Preferred stock outstanding, end of period (000’s omitted)(3)	$ —	$ —	$ —	$ 65,000	$ 65,000	$ 65,000
Asset coverage on preferred stock(4)	$ —	$ —	$ —	$229,013	$269,973	$306,925
Asset coverage ratio on preferred stock(5)	—%	—%	—%	229%	270%	307%

*	Annualized.
(1)	Amount per share is less than $0.01.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	During the year ended October 31, 2023, the Fund voluntarily redeemed all 650 of its Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares at 100% of its liquidation preference plus accrued dividends.
(4)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100 liquidation preference per share of preferred stock.
(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2025
(Unaudited)
Note 1. Organization
DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.
The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.
C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2025
(Unaudited)
State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.
D.      Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date.
The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
E.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Note 3. Agreements and Management Arrangements
($ reported in thousands)
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: Effective March 1, 2025, the Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The administration fee is payable monthly at an annual rate of 0.10% of the first $3 billion of the Fund’s average weekly managed assets, and 0.08% of the Fund’s average weekly managed assets over $3 billion. Prior to March 1, 2025, the Fund maintained an Administration Agreement with Robert W. Baird & Co. Incorporated, which had a quarterly fee payable at an annual rate of 0.14% of the Fund’s average weekly net assets, which was defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2025 were $5.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the six months ended April 30, 2025 were $20,066 and $19,450, respectively.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2025
(Unaudited)
Note 5. Distributions and Tax Information
($ reported in thousands)
At April 30, 2025, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$84,552	$349	$(1,260)	$(911)
At October 31, 2024, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.
Short-Term	Long-Term
$101	$8,961
Note 6. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements other than the matter disclosed below.
On May 9, 2025, Computershare Trust Company, N.A. (“Computershare”) replaced Equiniti Trust Company, LLC as the Fund’s Transfer Agent and Dividend Disbursing Agent. Computershare’s appointment was approved by the Fund’s Board of Directors on December 12, 2024.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data.  As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 1-, 3- and 5-year periods ended June 30, 2024.  The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s NAV total return and market value total return had each underperformed both the Bloomberg Municipal Bond Index and the Bloomberg Municipal Bond 5 Year Index for the 1-, 3- and 5-year periods ended June 30, 2024.  The Committee further noted that the Fund’s total return on both an NAV basis and market value basis had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the  1-, 3- and 5-year periods ended June 30, 2024. In evaluating the

Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was slightly above but close to the median of its Broadridge expense group; (ii) the actual total expense rate was below the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was below the median of its Broadridge expense group on the basis of assets attributable to common stock, but higher than the median on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses.   The Contracts Committee noted that the Broadridge report was for the period ended June 30, 2024, which included such leverage-related expenses; however it was also noted that the Fund had subsequently ceased using leverage following the redemption of all of the Fund’s outstanding preferred shares on July 31, 2023 and that accordingly its use of leverage for the period ended June 30, 2024 constituted only a single month.  The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors.  Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses.  Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for and oversee external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors and (6) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2026. On December 11, 2024, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2026.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 10, 2025. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2028 and until their successors are duly elected and qualified:
George R. Aylward	5,004,553	752,408
Mark G. Kahrer	5,085,321	671,640
*Directors whose term of office continued beyond this meeting are as follows: Mareilé B. Cusack, Donald C. Burke and Eileen A. Moran (Chairperson).

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Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
DUSTY L. SELF
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
DTF Tax-Free Income 2028 Term Fund Inc.
Common stock traded on the New York
Stock Exchange under the symbol DTF
Shareholder inquiries please contact:
Fund Services at (866) 668-8552 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

(a)	Response not required for semi-annual report.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) On May 16, 2025, the Fund announced that Philip Hooks, CFA, stepped down as portfolio manager. Dusty Self, senior portfolio manager, will remain as portfolio manager of the Fund.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 24, 2025) or this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF Tax-Free Income 2028 Term Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date	June 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date	June 18, 2025

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date	June 18, 2025